UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT VALUE FUND

Annual Report

July 31, 2015

Investment Adviser:

GRT Capital Partners, L.L.C.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

SHAREHOLDERS’ LETTER

July 31, 2015

Dear Shareholders:

This annual report for the GRT Value Fund (the “Fund”), covers the period from August 1, 2014 through July 31, 2015. During the past year, the Fund’s return fell 5.97% compared to an increase of 12.03% for the Russell 2000 Index.

The Fund underperformed the benchmark over the past year. This performance was primarily due to the challenging value environment, and the continued collapse in the energy sector. The GRT Value Fund is exposed to the value trade by its mandate, and to the energy sector by choice, resulting in a dual headwind compared to the Russell 2000 Index in market conditions during this period.

For this period, a study of more than 1,500 companies in our universe showed that the most expensive quintile of those stocks (with an average Price-to-Earnings Ratio (“P/E”) of 151) had an average return of +18.4%. The bottom quintile (average P/E of 10.0) had an average return of -1%. Growth (a part of the market in which we tend to be short) outperformed value in that study by 19.4% in just twelve months. During the last year, the growth component of the benchmark Russell 2000 Index (the Russell 2000 Growth Index) outperformed the value component (the Russell 2000 Value Index) by 15.77%.

Further compounding our problems over the last year was the continued collapse of crude oil (down over 56% in the period). All of our investments directly or indirectly related to energy contributed in large part to our underperformance.

We have said this before, but generally speaking every period like this has ended badly for the overvalued stocks, often with little warning. There is no reason to believe that this time will be different. However, timing is always uncertain.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

Despite our frustrations with the environment, we remain convinced that our value approach will prove prudent for the preservation and appreciation of capital in the coming year.

GRT Value Fund

Rudy Kluiber, CFA

Greg Fraser, CFA

Tim Krochuk, CFA

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED JULY 31, 2015
	One Year Return	Three Year Return	Five Year Return	Annualized Inception Date*
GRT Value Fund, Advisor Class Shares	-5.97%	11.24%	10.59%	6.84%
Russell 2000 Index	12.03%	17.90%	15.27%	9.07%

*The Fund commenced operations on May 1, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 86.8%

	Shares	Value

CONSUMER DISCRETIONARY — 16.6%
American Eagle Outfitters	33,620	$596,755
BorgWarner	18,054	897,464
Cabela’s*	21,943	974,927
Crocs*	53,950	848,633
Finish Line, Cl A	39,138	1,075,904
Gray Television*	26,265	443,616
Group 1 Automotive	10,180	987,155
Installed Building Products*	28,879	784,642
LKQ*	38,036	1,196,613
Sinclair Broadcast Group, Cl A	38,347	1,112,830
Sonic Automotive, Cl A	20,950	487,925
Tower International*	11,788	308,021
Wendy’s	3,086	31,662
Wolverine World Wide	7,312	214,388

		9,960,535

CONSUMER STAPLES — 0.7%
CVS Health	2,218	249,459
Darling Ingredients*	14,884	191,259

		440,718

ENERGY — 2.4%
Frank’s International	9,156	148,236
Gulfport Energy*	14,029	459,590
USA Compression Partners LP (A)	45,000	806,850

		1,414,676

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 15.0%
Bancorp*	24,349	$203,314
Beneficial Bancorp*	45,317	582,777
Berkshire Hathaway, Cl B*	6,090	869,287
Blackstone Mortgage Trust, Cl A†	6,295	183,625
CYS Investments†	82,783	642,396
Federated Investors, Cl B	33,838	1,140,679
First American Financial	12,614	511,876
FNF Group	4,747	185,561
Hannon Armstrong Sustainable Infrastructure Capital†	33,071	663,735
Investors Bancorp	25,020	304,744
Kearny Financial*	42,904	478,379
McGraw-Hill	1,930	196,377
MFA Financial†	35,627	268,271
New York Community Bancorp	23,070	439,022
Safeguard Scientifics*	62,495	1,147,408
TD Ameritrade Holding	17,931	658,606
Viewtran Group*	79,230	71,307
Willis Group Holdings	8,978	417,387

		8,964,751

HEALTH CARE — 4.4%
AMN Healthcare Services*	7,250	213,368
DaVita*	13,836	1,093,459
Trinity Biotech ADR	62,441	1,077,107
Zimmer Biomet Holdings	2,172	226,040

		2,609,974

INDUSTRIALS — 22.3%
Actuant, Cl A	10,270	236,826
Allison Transmission Holdings	5,360	156,405
American Airlines Group	18,073	724,727
AMR Corp., Escrow*	8,970	—
Avis Budget Group*	7,675	333,325
Blount International*	96,393	805,845
Colfax*	14,547	554,823
Copart *	35,469	1,277,948
CPI Aerostructures*	39,980	359,820
Donaldson	14,137	475,003
Douglas Dynamics	7,884	161,780
Esterline Technologies*	11,161	989,534
Generac Holdings*	14,105	494,662
Interface, Cl A	20,119	522,491

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
ITT	10,380	$394,440
KAR Auction Services	34,015	1,324,204
Luxfer Holdings ADR	4,296	55,934
MSA Safety	4,771	246,422
NCI Building Systems*	35,328	457,498
NN	14,482	330,624
Rockwell Collins	2,785	235,667
Spirit AeroSystems Holdings, Cl A*	10,402	585,633
Triumph Group	19,950	1,074,307
WABCO Holdings*	2,464	304,230
WESCO International*	11,026	676,555
Xylem	17,311	597,749

		13,376,452

INFORMATION TECHNOLOGY — 14.8%
Advanced Energy Industries*	12,550	328,684
Benchmark Electronics*	11,243	248,020
Brooks Automation	69,492	733,141
Fidelity National Information Services	5,993	392,122
Flextronics International*	166,416	1,832,240
IPG Photonics*	7,572	698,290
Jabil Circuit	20,008	405,162
Newport*	65,240	1,033,402
ON Semiconductor*	62,409	662,784
Rogers*	9,633	539,159
Seagate Technology	19,947	1,009,318
SPS Commerce*	2,636	190,188
Ultra Clean Holdings*	105,409	799,000

		8,871,510

MATERIALS — 10.3%
Albemarle	11,206	607,365
Ashland	2,642	302,034
Berry Plastics Group*	19,221	625,836
Celanese, Cl A	5,332	351,486
MAG Silver*	40,935	291,048
Martin Marietta Materials	4,199	658,487
Methanex	8,500	383,265
Neenah Paper	4,680	283,514
OCI Resources LP (A)	30,000	703,200
Omnova Solutions*	34,100	220,627
Orion Engineered Carbons	23,348	435,440

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

COMMON STOCK — continued

	Shares/Face Amount	Value

MATERIALS — continued
Q2 Gold Resources (B)*	15,766	$—
Silgan Holdings	9,387	501,923
Tahoe Resources	18,745	152,397
Tronox, Cl A	34,230	375,845
WestRock	3,993	251,798

		6,144,265

UTILITIES — 0.3%
8Point3 Energy Partners, Cl A*	13,112	208,743

TOTAL COMMON STOCK (Cost $35,523,422)		51,991,624

REGISTERED INVESTMENT COMPANIES — 1.1%

CLOSED-END FUND — 1.1%

Eaton Vance Senior Floating-Rate Trust	16,210	222,725
Nuveen Credit Strategies Income Fund	51,862	445,495

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $708,157)		668,220

CONVERTIBLE BONDS — 0.3%

FINANCIALS — 0.1%
Wabash National†
3.375%, 05/01/18	$50,000	66,469

MATERIALS — 0.2%
Lake Shore
6.250%, 09/30/17	136,350	108,425

TOTAL CONVERTIBLE BONDS (Cost $154,550)		174,894

PREFERRED STOCK — 0.2%

ENERGY — 0.2%
Magnum Hunter Resources, 8.000%	5,000	124,300

TOTAL PREFERRED STOCK (Cost $152,679)		124,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

RIGHTS — 0.0%

	Number of Rights/ Shares	Value

Safeway CVR — Casa Ley*	17,658	$17,921
Safeway CVR — PDC*	17,658	862

TOTAL RIGHTS (Cost $—)		18,783

SHORT-TERM INVESTMENT — 11.8%
Fidelity Institutional Money Market Funds — Money Market Portfolio, Cl I, 0.040% (C) (Cost $7,036,851)	7,036,851	7,036,851

TOTAL INVESTMENTS — 100.2% (Cost $43,575,659)		$60,014,672

Percentages are based on Net Assets of $59,891,234.

*	Non-income producing security.
†	Real Estate Investment Trust.
(A)	Securities considered Master Limited Partnership. At July 31, 2015, these securities amounted to $1,510,050 or 2.5% of Net Assets (See Note 2).
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of July 31, 2015, was $0 and represented 0.0% of net assets.
(C)	The rate shown is the 7-day effective yield as of July 31, 2015.

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

LP — Limited Partnership

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)		Total
Common Stock	$51,991,624	$—	$—	(2)	$51,991,624
Registered Investment Companies	668,220	—	—		668,220
Convertible Bonds	—	174,894	—		174,894
Preferred Stock	124,300	—	—		124,300
Rights	—	18,783	—		18,783
Short-Term Investment	7,036,851	—	—		7,036,851

Total Investments in Securities	$59,820,995	$193,677	$—		$60,014,672

(1)	A reconciliation of Level 3 investments is presented when the amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets exceeds 1%.
(2)	The total value of this security as of July 31, 2015, was $0 and represented 0.0% of net assets.

During the year ended July 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or Level 2 and Level 3 assets and liabilities.

See Note 2 for further details of valuation leveling considerations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $43,575,659)	$60,014,672
Receivable for Investment Securities Sold	411,437
Receivable for Capital Shares Sold	78,698
Dividends and Interest Receivable	51,008
Tax Reclaims Receivable	214
Prepaid Expenses	12,773

Total Assets	60,568,802

Liabilities:
Payable for Investment Securities Purchased	549,852
Payable for Capital Shares Redeemed	30,317
Payable due to Administrator	13,998
Payable due to Distributor	13,194
Payable due to Investment Adviser	9,125
Payable due to Trustees	3,761
Chief Compliance Officer Fees Payable	994
Other Accrued Expenses	56,327

Total Liabilities	677,568

Net Assets	$59,891,234

Net Assets Consist of:
Paid-in Capital	$36,553,389
Distributions in Excess of Net Investment Income	(159,330)
Accumulated Net Realized Gain on Investments	7,058,242
Net Unrealized Appreciation on Investments	16,439,013
Net Unrealized Depreciation on Foreign Currency Translation	(80)

Net Assets	$59,891,234

Net Asset Value, Offering and Redemption Price Per Share* — (unlimited authorization — no par value) Advisor Class Shares ($59,891,234 ÷ 4,534,072)	$13.21

* Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
FOR THE YEAR ENDED
JULY 31, 2015

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$1,493,384
Interest Income	24,851
Less: Foreign Taxes Withheld	(18,964)

Total Investment Income	1,499,271

Expenses
Investment Advisory Fees	1,028,516
Distribution Fees	270,662
Administration Fees	172,132
Trustees’ Fees	13,301
Chief Compliance Officer Fees	6,826
Transfer Agent Fees	103,524
Printing Fees	37,043
Legal Fees	34,361
Registration Fees	29,696
Audit Fees	21,891
Custodian Fees	9,929
Insurance and Other Expenses	16,646

Total Expenses	1,744,527
Less: Waiver of Investment Advisory Fees	(336,573)
Fees Paid Indirectly	(457)

Net Expenses	1,407,497

Net Investment Income	91,774

Net Realized Gain (Loss) on:
Investments	15,029,925
Foreign Currency Transactions	(375)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(20,458,641)
Foreign Currency Translation	(77)

Net Realized and Unrealized Loss on Investments	(5,429,168)

Net Decrease in Net Assets Resulting from Operations	$(5,337,394)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income	$91,774	$275,781
Net Realized Gain on Investments and Foreign Currency Transactions	15,029,550	10,895,390
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(20,458,718)	5,080,366

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,337,394)	16,251,537

Dividends and Distributions:
Net Investment Income	(569,293)	(258,459)
Net Realized Gain	(11,988,053)	(5,938,151)

Total Dividends and Distributions	(12,557,346)	(6,196,610)

Capital Share Transactions:
Issued	20,555,203	45,822,384
Reinvestment of Distributions	12,097,077	5,880,129
Redemption Fees	1,951	118
Redeemed	(94,270,709)	(26,480,541)

Net Increase (Decrease) from Capital Share Transactions	(61,616,478)	25,222,090

Total Increase (Decrease) in Net Assets	(79,511,218)	35,277,017

Net Assets:
Beginning of Year	139,402,452	104,125,435

End of Year (including distributions in excess of net investment income of $(159,330) and $(71,429), respectively)	$59,891,234	$139,402,452

Share Transactions:
Issued	1,422,740	3,023,135
Reinvestment of Distributions	887,153	405,873
Redeemed	(6,703,962)	(1,734,418)

Net Increase (Decrease) in Shares Outstanding	(4,394,069)	1,694,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Asset Value, Beginning of Year	$15.61	$14.39	$11.33	$12.42	$9.73

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.01	0.03	0.05	(0.02)	0.02
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(0.90)	2.05	3.05	(0.77)	2.72

Total from Investment Operations	(0.89)	2.08	3.10	(0.79)	2.74

Redemption fees	— ††	— ††	— ††	— ††	— ††

Dividends and Distributions from:
Net Investment Income	(0.06)	(0.03)	(0.04)	(0.03)	(0.05)
Net Realized Gain	(1.45)	(0.83)	—	(0.27)	—

Total Dividends and Distributions	(1.51)	(0.86)	(0.04)	(0.30)	(0.05)

Net Asset Value, End of Year	$13.21	$15.61	$14.39	$11.33	$12.42

Total Return†	(5.97)%	14.91%	27.39%	(6.20)%	28.13%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$59,891	$139,402	$104,125	$95,171	$106,422
Ratio of Expenses to Average Net Assets (excluding waivers, expense reimbursements and fees paid indirectly)	1.61%	1.59%	1.65%	1.71%	1.66%
Ratio of Expenses to Average Net Assets (including waivers and expense reimbursements/excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	0.22%	0.41%	(0.21)%	0.21%
Portfolio Turnover Rate	47%	43%	43%	66%	44%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 42 funds. The financial statements herein are those of the GRT Value Fund, a diversified fund (the “Fund”). The financial statements of the remaining funds within the Trust are presented separately. The investment objective of the Fund is capital appreciation. The Fund invests primarily in publicly traded equity securities of companies that are believed to be selling at a market price below their true value and offer the potential to increase in value. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided such amount approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2015, the total market value of securities in the Fund valued in accordance with Fair Value Procedures was $0 or 0.0% of net assets.

All open end investment companies held in the Fund’s Portfolio are valued at the published net asset value.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the Schedule of Investments.

For the year ended July 31, 2015, there have been no significant changes to the Trust’s fair value methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

As of and during the year ended July 31, 2015, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2015, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, and includes the amortization of premiums and the accretion of discounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the year ended July 31, 2015 and the year ended July 31, 2014, the Fund retained $1,951 and $118 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2015, the Fund was charged $172,132 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated May 31, 2000, as amended and restated on November 16, 2004. The Trust has adopted a distribution plan (the “Plan”) that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2015, the Fund earned $457 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

order to keep the Fund’s total annual operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period, up to the expense cap in place at the time the expenses were waived. As of July 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject possible future reimbursement to the Adviser were $355,718, expiring in 2016, $367,107, expiring in 2017, and $336,573 expiring in 2018. During the year ended July 31, 2015, there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $46,097,242 and $117,315,818 respectively, for the year ended July 31, 2015. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to investments in REITs, investment in Passive Foreign Investment Companies, investments in Master Limited partnerships, net operating loss,

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

foreign currency transactions and utilization of equalization distribution on redemption have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
$389,618	$(3,181,364)	$2,791,746

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$570,451	$11,986,895	$12,557,346
2014	269,954	5,926,656	6,196,610

As of July 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	6,858,631
Deferred Late-Year Losses	(78,054)
Unrealized Appreciation/(Depreciation)	16,557,270
Other Temporary Differences	(2)

Total	$23,337,845

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through July 31, 2015 and specified losses realized on investment transactions from November 1, 2014 through July 31, 2015, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$43,457,322	$17,899,658	$(1,342,308)	$16,557,350

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

8.	Other:

At July 31, 2015, 48% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

9.	Line of Credit:

The Fund has entered into an agreement which enables it to participate in a line of credit with the Custodian. The Fund participates in a $6 million uncommitted, senior secured line of credit, which has an expiration date of January 29, 2016. The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. As of and during the year ended July 31, 2015, the Fund did not use its line of credit.

10.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of July 31, 2015.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of GRT Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GRT Value Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GRT Value Fund (one of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2015

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be ‘‘interested’’ persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-GRT-4GRT. The following chart lists Trustees and Officers as of July 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

Other Directorships Held by Officer
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2015 to July 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/15	Ending Account Value 07/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,004.60	1.30%	$6.46
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2015, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short Term Capital Gain Dividends (4)
96.40%	3.60%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

GRT Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$497,660	N/A	N/A	$508,490	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,800 and $10,500 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2015